Exhibit 99.1

KULR SETS FEBRUARY 2023 CONFERENCE SCHEDULE

SAN DIEGO / GLOBENEWSWIRE / January 30, 2023 / KULR Technology Group, Inc. (NYSE American: KULR) (the "Company" or "KULR"), a leading energy management platform company accelerating the global transition to a sustainable electrification economy, is scheduled to participate at the following conferences in the month of February 2023:

2023 Intersolar North America (ISNA) and Energy Storage North America (ESNA) Conference

Date: Tuesday, February 14th through Thursday, February 16th, 2023

Location: Long Beach Convention Center, Long Beach, CA - Booth Number 1360

Event Detail: With 6,000+ energy leaders and 300+ exhibitors, Intersolar and Energy Storage North America is the premier U.S.-based conference and trade show focused on solar, energy storage, and EV charging infrastructure. Dedicated to accelerating the energy transition, the combined event delivers actionable education, invaluable networking, as well as an immersive exhibit hall experience.

Baird's 2023 Vehicle Technology & Mobility Conference

Date: Wednesday, February 15th, 2023, at 4:00 pm EST

Location: Virtual

Event Detail: The conference will be held virtually on Wednesday, February 15th uniting company leaders with investors and select corporates to provide an intimate and constructive forum for discussion. The conference will be hosted by Baird’s Equity Research and Global Investment Banking teams and includes C-level management from companies across several sectors focused on: Vehicle Electrification, ADAS/Autonomous Driving and Mobility. The conferences are by invitation only. Please reach out to your Baird representative for additional details or to request an invitation.

About KULR Technology Group Inc.

KULR Technology Group Inc. (NYSE American: KULR) is a leading energy management platform company offering proven solutions that play a critical role in accelerating the electrification of the circular economy. Leveraging a foundation in developing, manufacturing, and licensing next-generation carbon fiber thermal management technologies for batteries and electronic systems, KULR has evolved its holistic suite of products and services to enable its customers across disciplines to operate with efficiency and sustainability in mind. For more information, please visit www.kulrtechnology.com.

Safe Harbor Statement

This press release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. This release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K filed with the Securities and Exchange Commission on March 28, 2022. Forward-looking statements include statements regarding our expectations, beliefs, intentions, or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” and “would” or similar words. All forecasts are provided by management in this release are based on information available at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products and services. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

Investor Relations:
Tom Colton or John Yi
Gateway Group
Main: (949) 574-3860
KULR@gatewayir.com

Public Relations:
Robert Collins / Zach Kadletz / Anna Rutter
Gateway Group
Main: (949) 574-3860
KULR@gatewayir.com

Brokers and Analysts:
Chesapeake Group
Main: (410) 825-3930
info@chesapeakegp.com